                           AASTROM BIOSCIENCES, INC.
                              AMENDED AND RESTATED
                               1992 INCENTIVE AND
                        NON-QUALIFIED STOCK OPTION PLAN
                    (AS AMENDED EFFECTIVE OCTOBER 30, 1996)


     Section 1.  Purpose.

     The purpose of the 1992 Incentive and Non-qualified Stock Option Plan (the "Plan") of Aastrom Biosciences, Inc. (the "Company") is to encourage stock ownership by directors, officers, employees of and consultants to the Company and its Affiliates and others who directly or indirectly provide goods or services to the Company and its Affiliates by issuing options to purchase shares of the Company's stock ("Options," and individually an "Option"), enabling such persons to acquire or increase their proprietary interest in the Company and thereby encouraging them to remain in the employ or remain directors of or consultants to the Company and its Affiliates or continue providing goods or services to the Company and its Affiliates. The term "Affiliates" as used herein shall include any parent corporation or subsidiary corporation as defined in Sections 424(e) and (f) respectively of the Internal Revenue Code of 1986, as amended (the "Code"). The Options issued pursuant to the Plan are intended to constitute either incentive stock options within the meaning of Section 422 of the Code, or non-qualified stock options, at the discretion of the Option Committee (as hereinafter defined) of the board of directors of the Company (the "Board of Directors") at the time of grant. The type of Options granted will be specified in the letter of grant to the person who is granted the Options (the "Optionee"). The terms of this Plan shall be incorporated in the grant letter.

     Section 2.  Administration.

     The Plan will be administered by the Board of Directors or a committee of two or more members of the Board or Directors (such member or the Board of Directors acting as Plan administrators shall be referred to herein as the "Option Committee"). If the Company or an Affiliate is a "publicly held corporation" within the meaning of Section 162(m) of the Code, the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

     The interpretation and construction by the Option Committee of any provision of the Plan will be final. Anything herein to the contrary notwithstanding, no member of the Board of Directors or the Option Committee will be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

     Section 3.  Eligibility.

     Directors, officers and employees of the Company and its Affiliates who are expected to make significant contributions to the long term success of the Company are eligible to receive incentive stock options under the Plan, as may be determined from time to time by the Option Committee. Directors, officers and employees of and consultants to the Company and its Affiliates, and others who directly or indirectly provide goods or services to the Company and its Affiliates, are eligible to receive non-qualified options under the Plan, as may be determined from time to time by the Option Committee. A director, officer, employee, consultant or other person who is granted an Option is an Optionee (which term also includes the Optionee's legal representative under Section 5(g) hereof). An Optionee may be granted more than one Option.

     For purposes of the foregoing paragraph, "employees" shall include prospective employees to whom Options are granted in connection with written offers of employment with the Company or one of its Affiliates, and "consultants" shall include prospective consultants to whom Options are granted in connection with written offers of engagement with the Company or one of its Affiliates.

     Any person who is not an employee on the date of Option grant may only be granted a non-qualified stock option. A director who is not an employee or officer of or consultant to the Company or its Affiliates, or who does not directly or indirectly provide goods or services to the Company or its Affiliates, shall not be eligible to receive non-qualified stock options.

     Notwithstanding the foregoing, no director of the Company who is not also an employee of the Company may be granted an Option at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     Section 4.  Stock.

     The stock subject to an Option will be shares of the Company's authorized but unissued or reacquired Common Stock, no par value (the "Shares"). Options shall not be issued with respect to more than One Million

Nine Hundred Thousand (1,900,000) Shares, after giving effect to the two-for-three reverse stock split approved by the Board of Directors on April 30, 1996, and subject to further adjustment as provided in Section 5(i) hereof. If an outstanding Option for any reason expires or is terminated or canceled or Shares acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the Shares allocable to the unexercised portion of such Option, or such repurchased Shares, shall again be available for issuance under the Plan.

     Section 5.  Terms and Conditions of Options.

     Each Option granted pursuant to the Plan will be authorized by the Option Committee and will be evidenced by a notice (the "Option Notice") in such form as the Option Committee may from time to time determine. Each Option Notice will include the information required in subparagraphs (a), (b) and (c) of this
Section 5 and will be in conformity with and will incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

          (a) Number of Shares. The number of Shares subject to the Option will be stated in the Option Notice.

          (b) Exercise Price. In the case of incentive stock options, the price per Share payable on the exercise of the Option will be stated in the Option Notice and will be not less than 100% of the fair market value per share of the outstanding shares of Common Stock of the Company on the date the Option is granted, without regard to any restriction other than a restriction which will never lapse. In the case of a non-qualified stock option, the price per Share payable upon exercise of the Option shall be stated in the Option Notice and will be not less than 85% of the fair market value per share of the outstanding shares of Common Stock of the Company on the date the Option is granted, without regard to any restriction other than a restriction which will never lapse. Unless the Company's Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or listed on a recognized securities exchange, the fair market value, for purposes of complying with the foregoing sentence with respect to incentive stock options, shall be as determined by the Option Committee in its sole discretion. If the Company's Common Stock is either quoted on NASDAQ or listed on a recognized securities exchange, the fair market value shall be the representative closing price of the stock as obtained from NASDAQ or such recognized securities exchange on the date of the grant of the Option, or if there is no such quotation on the date of the grant of the Option on the preceding business day.

          (c) Form of Option. The Option Notice will state whether the Option granted is an incentive stock option or a non-qualified stock option, and will constitute a binding determination as to the form of Option granted. At the discretion of the Option Committee, the Option Notice may require the Optionee to execute a Stock Transfer Restriction and Buy-Out Agreement, or such other agreements as the Option Committee considers appropriate.

          (d) Payment. The price payable on the exercise of the Option in whole or in part will be equal to the Option price multiplied by the number of Shares as to which the Option is exercisable, and shall be paid in full upon exercise of any Option, either (i) in cash, (ii) at the discretion of the Option Committee either at the time the Option is granted or exercised, by delivering to the Company Shares having a fair market value, as of the close of business on the day preceding such delivery, equal to the aggregate exercise price of the Shares being purchased on exercise of the Options, (iii) by a combination of such cash and shares, or (iv) any other form of legal consideration that may be acceptable to the Option Committee. In the case of any deferred payment arrangement, interest shall be payable at least annually at the minimum applicable federal rate under Section 1274(d) of the Code to avoid imputed interest to the Company under the Code.

     Anything to the contrary herein notwithstanding, all payments required to be made by the Company hereunder to an Optionee, his legal representative, his heir or devisee, shall be subject to the withholding of such amounts as the Company may determine that it is required to withhold pursuant to any applicable federal, state or local law or regulation. To the extent provided in the terms of the Option, and to the extent allowed under the Exchange Act, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by one or more of the following: (1) tender of a cash payment; (2) authorization of the Company to withhold Shares otherwise to be issued pursuant to the Option of a value not in excess of the withholding tax obligation; or (3) delivering to the Company unencumbered Shares owned by the Optionee of a value not in excess of the withholding tax obligation.

          (e) Notwithstanding any other provision of this Plan:

               (i) No Option shall be granted under this Plan more than ten (10) years after April 30, 1996. Notwithstanding the foregoing, if the maximum number of Shares issuable pursuant to the Plan as provided in Section 4 has been increased at any time (other than pursuant to Section 5(i)), all Options shall be granted, if at all, no later than the last day preceding the tenth (10th) anniversary of the earlier of (a) the date on which the latest such increase in the maximum number of Shares issuable under the Plan was approved by the stockholders of the Company or (b) the date such amendment was adopted by the Board of Directors.

               (ii) No incentive stock option granted under this Plan shall be exercisable later than ten (10) years from the date of grant.

               (iii) No Option granted to any Optionee shall be treated as an incentive stock option, to the extent such Option would cause the aggregate fair market value (determined as of the date of grant of each such Option) of the Shares with respect to which incentive stock options are exercisable by such Optionee for the first time during any calendar year to exceed $100,000. For purposes of determining whether an incentive stock option would cause the aggregate fair market value of the Shares to exceed the $100,000 limitation, such incentive stock options shall be taken into account in the order granted. For purposes of this subsection, incentive stock options include all incentive stock options under all plans of the Company (or one of its Affiliates) that are incentive stock option plans within the meaning of Section 422 of the Code. If the Code is amended to provide for a different limitation from that set forth in this subsection, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code.

               (iv) Options granted pursuant to this Plan may be exercised in any order elected by the Optionee whether or not the Optionee holds any unexercised Options under this Plan or any other Plan of the Company.

               (v) Notwithstanding any provision herein to the contrary, no incentive stock option shall be granted under this Plan to any person who, at the time of the grant of such Option, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any affiliate, unless the option price at the time the Option is granted is at least 110 percent (110%) of the fair market value of the stock, and subject to the condition that the Option expires five years from the Option grant date.

               (vi) No Option granted under this Plan may be transferred except by will or by the laws of descent and distribution.

          (f)  Term and Exercise of Options.

               (i) Subject to the provisions of Section 5(e)(i), (ii) and (v) hereof, Options granted hereunder may be exercisable in whole or in part at such time or times as the Option Committee shall designate when granting such Options. However, no Option granted to a prospective employee or prospective consultant may become exercisable prior to the date on which such person commences service with the Company or one of its Affiliates.

               (ii) Unless sooner terminated as provided in this Plan, each Option shall expire no later than ten years from the date of grant and shall be void and unexercisable thereafter. An Option may be exercised only by the Optionee and may not be exercised by any other person except as provided in
Section 5(g) hereof.

          (g) Termination of Options Granted to Employees and Directors.

               (i) Except as provided herein and unless otherwise specified in the Option Notice, Options shall terminate when the Optionee ceases to be employed by the Company or ceases to be a director of the Company.

               (ii) Unless otherwise specified in the Option Notice, upon the death of an Optionee while in the employ of the Company or while a director of the Company, Options held by such Optionee which are exercisable on the date of his or her death shall be exercisable by his or her executor(s) or administrator(s) for a period of eighteen (18) months following the date of such Optionee's death.

               (iii) Unless otherwise specified in the Option Notice, upon termination of an Optionee's employment with the Company (or if the Optionee is a director only, upon termination of the Optionee's term of office, or if the Optionee is both an employee and a director, upon termination of both) for any reason other than "Cause," as defined in Section 5(g)(v), or for retirement or permanent disability as set forth in Section 5(g)(iv) with respect to non-qualified stock options, Options exercisable by such Optionee on the date of termination of employment shall be exercisable by the Optionee (or in the case of the Optionee's death subsequent to termination of employment, by the Optionee's executor(s) or administrator(s)) for a period of three (3) months from the date of such Optionee's termination of employment.

               (iv) Solely with respect to non-qualified stock options, unless otherwise specified in the Option Notice, upon termination of an Optionee's employment with the Company (or if the Optionee is a director only, upon termination of the Optionee's term of office, or if the Optionee is an employee and a director, upon termination of both) for reasons of retirement or permanent disability, non-qualified stock options exercisable by the Optionee on the date of termination of employment shall be exercisable by such Optionee (or in the case of the Optionee's death subsequent to termination of employment, by the Optionee's executor(s) or administrator(s)) for a period of one (1) year from the date of such Optionee's termination of employment; provided, however, that if such

Optionee shall commence any employment during this one (1) year period with a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Board of Directors, all Options held by such Optionee which have not yet been exercised shall terminate immediately upon commencement thereof.

               (v) Unless otherwise specified in the Option Notice, upon the termination of an Optionee's employment (or if the Optionee is a director only, upon termination of the Optionee's term of office, or if the Optionee is both an employee and a director, upon termination of both) for "Cause," as defined in this Section 5(g)(v), all Options held by such Optionee shall terminate concurrently with receipt by the Optionee of oral or written notice that his or her employment has been terminated. For the purposes of this Plan, termination for "Cause" shall include termination by reason of being convicted of any felony or committing willful and gross negligence or willful and gross misconduct in carrying out duties properly assigned to such Optionee by the Company.

               (vi) The Option Notice may provide that the Options issued thereunder may be exercised for one year following the "disability" of the Optionee as such term is defined in Section 22(c)(3) of the Code.

               (vii) In the case of a leave of absence taken by an Optionee, the Company shall have the unilateral right to (1) determine whether such leave of absence shall be treated as a termination of employment, and (2) suspend or otherwise delay the time or times at which the Shares subject to the Option would otherwise vest.

               (viii) Options granted to employees and directors of the Company and its Affiliates may be terminated at any time by agreement between the Company and the Optionee.

          (h)  Termination of Options Granted to Non-Employees.

               (i) With respect to Options granted to persons who are not employees or directors of the Company or its Affiliates, the Option Notice shall state the conditions, if any, under which the Options shall terminate.

               (ii) Options granted to persons who are not employees or directors of the Company or its Affiliates may be terminated at any time by agreement between the Company and the Optionee.

          (i)  Recapitalization.

               (i) Subject to any required action by the stockholders, if any, the number of Shares as to which Options may be granted under this Plan and the number of Shares subject to outstanding Options and the Option prices thereto will be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from stock splits and reverse stock splits, but not for stock dividends. The number of Shares will be adjusted to the nearest whole share. Any stock dividend resulting in an increase of five percent (5%) or more in the outstanding Common Stock shall be deemed a stock split.

               (ii) If the Company is a party to any merger in which the Company is not the surviving entity, any consolidation or dissolution (other than the merger or consolidation of the Company with one or more of its wholly-owned subsidiaries), the Company, in the discretion of the Option Committee and to the extent permitted by law, (1) will cause any successor corporation to assume the Options outstanding hereunder or substitute similar options to those outstanding hereunder, or (2) will continue such Options in full force and effect. In the event that any successor to the Company in a merger, consolidation or dissolution will not assume the Options or substitute similar Options then, with respect to Options held by Optionees then performing services for the Company, the time for exercising such Options will be accelerated and the Options will be terminated if not exercised prior to the merger, consolidation or dissolution.

               (iii) Except as expressly provided in this Section 5(i), the Optionee will have no rights by reason of (1) any subdivision or consolidation of shares of stock of any class of the Company; (2) payment of any stock dividend by the Company; (3) any other increase or decrease in the number of shares of stock of any class of the Company; or (4) by reason of any dissolution, liquidation, merger, consolidation or spin-off of assets or stock of another corporation.

               (iv) The grant or existence of any Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its stock or assets.

          (j) Rights as a Stockholder. The Optionee will have no rights as a stockholder of the Company with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon exercise has been issued to him or her. No adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date the Shares so purchased have been issued. Throughout the term of any Option issued hereunder, the Company shall make available to each Optionee, not less than 120 days after the close of each fiscal year of the Company, upon request by the Optionee, any financial or other information contained in the annual report to the shareholders of the Company as provided in the Company's by-laws.

          (k) Modification, Extension and Renewal of Option. Subject to the terms and conditions of the Plan, the Option Committee may modify, extend or renew an Option, or accept the surrender of an Option (to the extent not theretofore exercised), provided that no incentive stock option may be modified, extended or renewed if such action would cause it to cease to be an "incentive stock option" under the Code. Notwithstanding the foregoing, no modification of an Option which adversely affects the Optionee shall be made without the consent of the Optionee.

          (l) Purchase for Investment. The issuance of Shares on exercise of the Option will be conditioned on obtaining appropriate representations and warranties of the Optionee that the purchase of Shares thereunder will be for investment, and not with a view to the public resale or distribution thereof, unless the Shares subject to the Option are registered under the Securities Act of 1933, as amended (the "Act"), and comply with any other law, regulation or rule applicable thereto. Unless the Shares are registered under the Act, the Optionee shall acknowledge that the Shares purchased on exercise of the Option are not registered under the Act and may not be sold or otherwise transferred unless the Shares have been registered under the Act in connection with the sale or other transfer, or that counsel satisfactory to the Company is of the opinion that the sale or other transfer is exempt from registration under the Act, and unless said sale or transfer is in compliance with any other applicable law, including all applicable state securities laws.

          (m) No Rights to Employment. Officers or employees granted Options under this Plan shall not have any right to continue in the employment of the Company or its Affiliates by reason of the existence of such Options and consultants granted Options under this Plan shall not have any right to continue as consultants to the Company or its Affiliates by reason of the existence of such options. Persons who directly or indirectly provide goods or services to the Company or its Affiliates shall not have any right to continue providing such goods and services by reason of the existence of such Options. An Optionee who is not an employee of the Company or its Affiliates shall have no right to become an employee, or to obtain any benefit of employment, by reason of having been granted

Options under this Plan. An Optionee whose employment is terminated shall have no rights against the Company by reason of the termination of such Option whether the termination of the employment be with or without "Cause," as defined in Section 5(g)(iv).

          (n) Other Provisions. The Option Notice may contain such other provisions as the Option Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan, including, without limitation, restrictions upon the exercise of the Option.

     Section 6.  Amendment of the Plan.

     Insofar as permitted by law and the Plan, the Option Committee may from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Option; provided, however, that without approval of the stockholders, no such revision or amendment may change the aggregate number of Shares for which Options may be granted hereunder, change the designation of the class of employees eligible to receive Options or decrease the price at which Options may be granted.

     Any other provision of this Section 6 notwithstanding, the Option Committee or the Board of Directors specifically is authorized to adopt any amendment to this Plan deemed by the Board of Directors to be necessary or advisable to assure that the incentive stock options or the non-qualified stock options available under the Plan continue to be treated as such, respectively, under the law.

     Section 7.  Application of Funds.

     The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options will be used for general corporate purposes.

     Section 8.  No Obligation to Exercise Option.

     The granting of an Option will impose no obligation upon the Optionee to exercise such Option.

     Section 9. Restrictions on Sale of Shares. Optionee may not dispose of any Shares received under the Plan within one hundred and eighty (180) days of the date on which the Company's initial S-1 Registration Statement for registration of the Company's common stock under the Securities Act of 1933, as amended, is declared effective.

     Section 10. Indemnification. In addition to such other rights of indemnification as they may have as members of the Board of Directors or officers or employees of the Company or one of its Affiliates, members of the Board of Directors and any officers or employees of the Company or any one of its Affiliates to whom authority to act for the Board of Directors is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

     Section 11.  Approval of Stockholders.

     This Plan shall become effective on the date that it is adopted by the Board of Directors; provided, however, that it shall become null and void if it is not approved by a majority of the holders of the Company's Common Stock within one year (365 days) of its adoption by the Board of Directors. The Option Committee may grant Options hereunder prior to approval of the Plan or any material amendments thereto by the holders of a majority of the Company's Common Stock; provided, however, that no Option so granted shall be exercisable within 365 days of the date of the adoption or material amendment of the Plan, and all Options so granted shall terminate and become null and void if the Plan is not approved by a majority of the holders of the Company's Common Stock within 365 days of its adoption or material amendment.

                           AASTROM BIOSCIENCES, INC.
                            1992 EMPLOYEE INCENTIVE
                            STOCK OPTION AGREEMENT


     AASTROM BIOSCIENCES, INC., a Michigan corporation (the "Company"), hereby grants to __________________ ("Optionee"), an option to purchase a total of _________________ shares (the "Shares") of common stock of the Company, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company's 1992 Incentive and Non-Qualified Stock Option Plan (the "Plan") incorporated herein by reference. Terms which are defined in the Plan shall have the same meanings when used herein.

     1. Nature of the Option. This Option is an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     2. Exercise Price. The option price shall be __________________ for each Share (the "Exercise Price"), which is not less than the fair market value of each Share on the date hereof. The Option Price shall be adjusted proportionately for increases or decreases in the number of outstanding Shares resulting from stock splits.

     3. Exercise of Option. Subject to Section 6 hereof, this Option shall be exercisable during its term as follows:

          (a) Right to Exercise. This Option shall be exercisable with respect to ________________ Shares on ___________ and shall be exercisable with respect to an additional _______________ Shares on the first day of every third month thereafter, as long as Optionee remains an employee or director of the Company.

          (b) Method of Exercise. This Option shall be exercisable by written notice in the form of Exhibit A attached hereto. Such written notice shall be signed by Optionee and shall be delivered in person, by certified mail, or by such other means as the Company may permit to the Secretary of the Company. The written notice shall be accompanied by payment of the aggregate Exercise Price.

     No Shares will be issued pursuant to the exercise of this Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.

          (c) Number of Shares Exercisable. Each exercise of this Option in part shall reduce, pro tanto, the total number of Shares that may thereafter be purchased under such Option.

     4. Optionee's Representations. If the shares which may be purchased pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B.

     5. Method of Payment. Payment of the Exercise Price, may be in any of the following forms, or a combination thereof, in the discretion of the Company:

          (a)  cash or check in the full amount of the aggregate Exercise Price;
or

          (b) surrender to the Company of other shares of Common Stock of the Company having a fair market value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which this Option is being exercised. If the Company's Common Stock is then quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or listed on a recognized securities exchange, the fair market value of the shares shall be the representative closing price of the stock as obtained from Nasdaq or such recognized securities exchange on the date of the exercise of the Option, or if there is no such quotation on the date of the exercise, on the last trading day prior to the date of exercise. If the Company's Common Stock is not quoted on Nasdaq or listed on a recognized securities exchange, the fair market value of such shares shall be as determined by the Board of Directors in its sole discretion; or

          (c) promissory note, bearing a reasonable rate of interest, requiring at least annual payments of accrued interest, maturing in not more than four (4) years, secured by the shares purchased, and being a full recourse obligation of the Optionee. Such recourse promissory note shall be in a form satisfactory to the Company, and the Company may require the Optionee to deposit any shares securing the promissory note with an agent designated by the Company under the terms and conditions of escrow and security agreements approved by the Company. It shall be at the sole and absolute discretion of the Company's Board of Directors as to whether or not the Optionee is allowed to exercise this Option by a promissory note payment, and the Optionee shall have no right to do so unless the Board of Directors expressly exercises its discretion to allow the use of a promissory note. Any such approval by the Board of Directors shall not constitute a precedent for any subsequent exercise of this Option by the Optionee.

          (d) through "Cashless Exercise." A "Cashless Exercise" means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the Shares of Common Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

     6. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7.   Termination of Options.

          (a) Except as provided herein, this Option shall terminate at such time as Optionee ceases to be employed by the Company or ceases to be a director of the Company.

          (b) Upon the death of Optionee while in the employ of the Company or while a director of the Company, Options held by Optionee which are exercisable on the date of his or her death shall be exercisable by his or her executor(s) or administrator(s) for a period of eighteen (18) months following the date of Optionee's death.

          (c) Upon termination of Optionee's employment with the Company (or if Optionee is a director only, upon termination of the Optionee's term of office, or if the Optionee is both an employee and a director, upon termination of both) for any reason other than death, disability or "Cause," as defined in Section 7(d), Options exercisable by Optionee on the date of termination of employment shall be exercisable by Optionee (or in the case of the Optionee's death subsequent to termination of employment, by the Optionee's executor(s) or administrator(s)) for a period of three (3) months from the date of Optionee's termination of employment.

          (d) Upon the termination of Optionee's employment (or if Optionee is a director only, upon termination of Optionee's term of office, or if Optionee is both an employee and a director, upon termination of both) for "Cause," as defined in this Section 7(d), all Options held by Optionee shall terminate concurrently with receipt by the Optionee of oral or written notice that his or her employment has been terminated. Termination for "Cause" shall include termination by reason of being convicted of any felony or committing willful and gross negligence or willful and gross misconduct in carrying out duties properly assigned to Optionee by the Company.

          (e) Upon termination of Optionee's employment due to the "disability" of Optionee as such term is defined in Section 22(c)(3) of the Code an Option exercisable by Optionee on the date of termination shall be exercisable by Optionee (or Optionee's legal guardian or representative) for a period of one
(1) year from the date of Optionee's termination of employment.

          (f) Notwithstanding the provisions of subsections (b), (c) and (e) above, if a sale within the applicable time periods set forth in subsections
(b), (c) and (e) of this Section 7 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment or service, or (iii) the Option term date determined pursuant to Section 8. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisor as to the tax consequences to the Optionee of any such delayed exercise.

     8. Non-Transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner during the lifetime of Optionee other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

     9. Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such term only in accordance with the terms of the Plan and this Option.

     10. Early Disposition of Stock. Optionee hereby agrees that if he disposes of any Shares received under this Option within one (1) year after such Shares were transferred to him, or within two (2) years of the grant of this Option, he will notify the Company in writing within 30 days after the date of any such disposition.

     11. Acknowledgment. The Optionee acknowledges receipt of a copy of the Plan, which is annexed hereto as Exhibit C. The Optionee represents that he has read the terms and provisions of the Plan and accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.

     12. Entire Agreement. This Agreement, together with the exhibits attached hereto, represents the entire agreement between the parties.

     13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Michigan.

     14. Amendment. This Agreement may only be amended by a writing signed by each of the parties hereto.

DATE OF GRANT:  ________________________

                                   AASTROM BIOSCIENCES, INC.


                                   By:___________________________
                                   R. Douglas Armstrong, Ph.D.
                                   Its: President and CEO

Agreed to this ___ day of


___________________, 19__



__________________________
     Optionee

                                   EXHIBIT A
                                   ---------

                               NOTICE OF EXERCISE



                                           -------------------
                                           [Date]

AASTROM Biosciences, Inc.
Domino's Farms, Lobby L
P.O. Box 376
Ann Arbor, MI  48106
Attn.: Corporate Secretary


Dear Madam or Sir:

          I hereby notify AASTROM Biosciences, Inc. of my intent to exercise ___________ Options granted to me pursuant to a Stock Option Agreement dated
_______________ at an exercise price of $______ per share. I have enclosed a check for $________.

          I hereby agree that if I dispose of any Shares received upon exercise of the Option within one (1) year after this date of exercise, or within two (2) years after the Date of Grant of this Option, I will notify the Company in writing within 30 days after the date of any such disposition.



                                           ____________________________________
                                           [Signature of Optionee]



                                           ____________________________________
                                           [Print Name of Optionee]

                                   EXHIBIT B

                      INVESTMENT REPRESENTATION STATEMENT


PURCHASER:   [                          ]

COMPANY:     Aastrom Biosciences, Inc.

SECURITY:    COMMON STOCK

AMOUNT:      [             ]  SHARES

DATE:        [                          ]

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company, the following:

          (a) I am aware of the Company's business affairs and financial condition, and have acquired all such information about the Company as I deem necessary and appropriate to enable me to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes for the Securities Act of 1933, as amended ("Securities Act").

          (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.

          (c) I further understand that the Securities may not be sold publicly and must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from registration is available. I am able, without impairing my financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of my investment. I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and (3) in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied. I understand that the Company is not currently required to file reports pursuant to the Securities Exchange Act of 1934, as amended, and is under no obligation to make Rule 144 available.

          (f) I further understand that, in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                      Signature of Purchaser:


                                      _________________________
                                      Name:

                                      Date:  ____________________

                           AASTROM BIOSCIENCES, INC.
                          1992 EMPLOYEE NON-QUALIFIED
                            STOCK OPTION AGREEMENT


     AASTROM BIOSCIENCES, INC., a Michigan corporation (the "Company"), hereby grants to _______________________ ("Optionee"), an option to purchase a total of ____________ shares (the "Shares") of common stock of the Company, at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company's 1992 Incentive and Non-Qualified Stock Option Plan (the "Plan") incorporated herein by reference. Terms which are defined in the Plan shall have the same meanings when used herein.

     1. Nature of the Option. This Option is a non-qualified stock option and is not intended to qualify for any special tax benefits to the Optionee.

     2. Exercise Price. The option price shall be $_______________ for each Share (the "Exercise Price"), which is not less than the fair market value of each Share on the date hereof. The Option Price shall be adjusted proportionately for increases or decreases in the number of outstanding Shares resulting from stock splits.

     3. Exercise of Option. Subject to Section 6 hereof, this Option shall be exercisable during its term as follows:

          (a) Right to Exercise. This Option shall be exercisable with respect to ______________ Shares on ______________ and shall be exercisable with respect to an additional __________________ Shares on the first day of every third month thereafter, as long as Optionee remains an employee, director or consultant of the Company.

          (b) Method of Exercise. This Option shall be exercisable by written notice in the form of Exhibit A attached hereto. Such written notice shall be signed by Optionee and shall be delivered in person, by certified mail, or by such other means as the Company may permit to the Secretary of the Company. The written notice shall be accompanied by payment of the aggregate Exercise Price.

     No Shares will be issued pursuant to the exercise of this Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.

          (c) Number of Shares Exercisable. Each exercise of this Option in part shall reduce, pro tanto, the total number of Shares that may thereafter be purchased under such Option.

     4. Optionee's Representations. If the Shares which may be purchased pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B.

     5. Method of Payment. Payment of the Exercise Price, may be in any of the following forms, or a combination thereof, in the discretion of the Company:

          (a) cash or check in the full amount of the aggregate Exercise Price;
or

          (b) surrender to the Company of other shares of Common Stock of the Company having a fair market value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which this Option is being exercised. If the Company's Common Stock is then quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or listed on a recognized securities exchange, the fair market value of the shares shall be the representative closing price of the stock as obtained from the Nasdaq or such recognized securities exchange on the date of the exercise of the Option, or if there is no such quotation on the date of the exercise, on the last trading day prior to the date of exercise. If the Company's Common Stock is not quoted on Nasdaq or listed on a recognized securities exchange, the fair market value of such shares shall be as determined by the Board of Directors in its sole discretion; or

          (c) promissory note, bearing a reasonable rate of interest, requiring at least annual payments of accrued interest, maturing in not more than four (4) years, secured by the shares purchased, and being a full recourse obligation of the Optionee. Such recourse promissory note shall be in a form satisfactory to the Company, and the Company may require the Optionee to deposit any shares securing the promissory note with an agent designated by the Company under the terms and conditions of escrow and security agreements approved by the Company. It shall be at the sole and absolute discretion of the Company's Board of Directors as to whether or not the Optionee is allowed to exercise this Option by a promissory note payment, and the Optionee shall have no right to do so unless the Board of Directors expressly exercises its discretion to allow the use of a promissory note. Any such approval by the Board of Directors shall not constitute a precedent for any subsequent exercise of this Option by the Optionee.

          (d) through "Cashless Exercise". A "Cashless Exercise" means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the Shares of Common Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

     6. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7. Termination of Options.

          (a) Except as provided herein, this Option shall terminate at such time as Optionee ceases to be employed by the Company or ceases to be a director of or consultant to the Company.

          (b) Upon the death of Optionee while in the employ of the Company or while a director of or consultant to the Company, Options held by Optionee which are exercisable on the date of his or her death shall be exercisable by his or her executor(s) or administrator(s) for a period of eighteen (18) months following the date of Optionee's death.

          (c) Upon termination of Optionee's employment with or service as a consultant to the Company (or if Optionee is a director only, upon termination of the Optionee's term of office, or if the Optionee is both an employee and a director, upon termination of both) for any reason other than death, disability or "Cause," as defined in Section 7(d), Options exercisable by Optionee on the date of termination of employment or service shall be exercisable by Optionee (or in the case of the Optionee's death subsequent to termination of employment, by the Optionee's executor(s) or administrator(s)) for a period of three (3) months from the date of Optionee's termination of employment or service.

          (d) Upon the termination of Optionee's employment or service as a consultant (or if Optionee is a director only, upon termination of Optionee's term of office, or if Optionee is both an employee and a director, upon termination of both) for "Cause," as defined in this Section 7(d), all Options held by Optionee shall terminate concurrently with receipt by the Optionee of oral or written notice that his or her employment or service has been terminated. Termination for "Cause" shall include termination by reason of being convicted of any felony or committing willful and gross negligence or willful and gross misconduct in carrying out duties properly assigned to Optionee by the Company.

          (e) Upon termination of Optionee's employment or service as a consultant due to the "disability" of Optionee as such term is defined in
Section 22(c)(3) of the Code an Option exercisable by Optionee on the date of termination shall be exercisable by Optionee (or Optionee's legal guardian or representative) for a period of one (1) year from the date of Optionee's termination of employment or service.

          (f) Notwithstanding the provisions of subsections (b), (c) and (e) above, if a sale within the applicable time periods set forth in subsections
(b), (c) and (e) of this Section 7 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment or service, or (iii) the Option term date determined pursuant to Section 8. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisor as to the tax consequences to the Optionee of any such delayed exercise.

     8. Non-Transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner during the lifetime of Optionee other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

     9. Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such term only in accordance with the terms of the Plan and this Option.

     10. Early Disposition of Stock. Optionee hereby agrees that if he disposes of any Shares received under this Option within one (1) year after such Shares were transferred to him, he will notify the Company in writing within 30 days after the date of any such disposition.

     11. Acknowledgment. The Optionee acknowledges receipt of a copy of the Plan, which is annexed hereto as Exhibit C. The Optionee represents that he has read the terms and provisions of the Plan and accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.

     12. Entire Agreement. This Agreement, together with the exhibits attached hereto, represents the entire agreement between the parties.

     13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Michigan.

     14. Amendment. This Agreement may only be amended by a writing signed by each of the parties hereto.


DATE OF GRANT: ___________________

                                           AASTROM BIOSCIENCES, INC.


                                           By: _________________________________

                                                    R. Douglas Armstrong, Ph.D.
                                              Its:  President and CEO


Agreed to this ___ day of

___________________, 19__.


__________________________
        Optionee

                                   EXHIBIT A
                                   ---------

                               NOTICE OF EXERCISE



                                           ----------------
                                           [Date]


AASTROM Biosciences, Inc.
Domino's Farms, Lobby L
P.O. Box 376
Ann Arbor, MI  48106
Attn.: Corporate Secretary


Dear Madam or Sir:

          I hereby notify AASTROM Biosciences, Inc. of my intent to exercise ___________ Options granted to me pursuant to a Stock Option Agreement dated
_______________ at an exercise price of $______ per share. I have enclosed a check for $________.



                                           ___________________________________
                                           [Signature of Optionee]




                                           ___________________________________
                                           [Print Name of Optionee]

                                   EXHIBIT B

                      INVESTMENT REPRESENTATION STATEMENT


PURCHASER:   [                          ]

COMPANY:     Aastrom Biosciences, Inc.

SECURITY:    COMMON STOCK

AMOUNT:      [             ]  SHARES

DATE:        [                          ]

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company, the following:

          (a) I am aware of the Company's business affairs and financial condition, and have acquired all such information about the Company as I deem necessary and appropriate to enable me to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes for the Securities Act of 1933, as amended ("Securities Act").

          (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein.

          (c) I further understand that the Securities may not be sold publicly and must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from registration is available. I am able, without impairing my financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of my investment. I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and (3) in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied. I understand that the Company is not currently required to file reports pursuant to the Securities Exchange Act of 1934, as amended, and is under no obligation to make Rule 144 available.

          (f) I further understand that, in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                      Signature of Purchaser:


                                      _________________________
                                      Name:

                                      Date:  ____________________